Exhibit A
                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated

     Payment Date: 15 September, 1998.
     Calculation Date: 9 September, 1998.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

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                                                                                                                    Balance on
                                                              Prior Balance      Deposits         Withdrawals    Calculation Date
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                                                                11-Aug-98                                             9-Sep-98
Lessee Funded Account                                                   0.00             0.00             (0.00)            0.00
Expense Account (note ii)                                       3,823,075.84    14,780,417.34    (13,980,185.99)    4,623,307.19
Collection Account (note iii)                                 211,438,707.64    47,344,591.89    (44,285,516.64)  214,497,782.89
--------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                      40,000,000.00                                       40,000,000.00
 -  Maintenance Reserve                                        80,000,000.00                                       80,000,000.00
 -  Security Deposit                                           52,747,447.00                                       52,153,191.00
 -  Other Collections (net of interim withdrawals)             38,691,260.64                                       42,344,591.89
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Total                                                         215,261,783.48    62,125,009.23    (58,265,702.63)  219,121,090.08
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
(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
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
Balance on preceding Calculation Date (Aug 11, 1998)            3,823,075.84
Transfer from Collection Account (previous Payment Date)        9,765,503.90
Transfer from Collection Account (interim deposit)              5,000,000.00
Interest Earned during period                                      14,913.44
Payments during period between prior Calculation Date and
 the relevant Calculation Date:
 - Payments on previous Payment Date                           (2,770,125.14)
 - Other payments                                             (11,210,060.85)
                                                             ---------------
Balance on relevant Calculation Date (Sept 09, 1998)            4,623,307.19
----------------------------------------------------------------------------
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
(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
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
Balance on preceding Calculation Date (Aug 11, 1998)          211,438,707.64
Collections during period                                      47,125,202.59
Swap receipts (previous Payment Date)                             219,389.30
Transfer to Expense Account  (previous Payment Date)           (9,765,503.90)
Transfer to Expense Account  (interim withdrawal)              (5,000,000.00)
Net transfer to Lessee Funded Accounts
Aggregate Certificate Payments (previous Payment Date)        (29,285,516.64)
Swap payments (previous Payment Date)                            (234,496.10)
                                                           -----------------
Balance on relevant Calculation Date (Sept 09, 1998)          214,497,782.89
----------------------------------------------------------------------------
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
(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

================================================================================

                       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                       ----------------------------------------------
                 Priority of Payments
             (i) Required Expense Amount                    17,206,815.07
            (ii) a) Class A Interest                        10,857,866.07
                 b) Swap Payments                              474,992.12
           (iii) First Collection Account Top-up           120,000,000.00
            (iv) Minimum Hedge Payment                         470,750.00
             (v) Class A Minimum Principal                           0.00
            (vi) Class B Interest                            1,652,787.96
           (vii) Class B Minimum Principal                   1,058,371.30
          (viii) Class C Interest                            2,522,170.31
            (ix) Class D Interest                            3,625,000.00
             (x) Second Collection Account Top-up           51,998,162.00
            (xi) Class A Principal Adjustment Amount                 0.00
           (xii) Class C Scheduled Principal                   937,500.00
          (xiii) Class D Scheduled Principal                         0.00
           (xiv) Modification Payments                               0.00
            (xv) Soft Bullet Note Step-up Interest                   0.00
           (xvi) Class E Minimum Interest                      492,684.17
          (xvii) Supplemental Hedge Payment                    470,750.00
         (xviii) Class B Supplemental Principal                      0.00
           (xix) Class A Supplemental Principal              7,353,241.08
            (xx) Class D Outstanding Principal                       0.00
           (xxi) Class C Outstanding Principal                       0.00
          (xxii) Class E Supplemental Interest                       0.00
         (xxiii) Class B Outstanding Principal                       0.00
          (xxiv) Class A Outstanding Principal                       0.00
           (xxv) Class E Accrued Unpaid Interest                     0.00
          (xxvi) Class E Outstanding Principal                       0.00
         (xxvii) Charitable Trust                                    0.00
                                                          ---------------
Total Payments with respect to Payment Date                219,121,090.08
   Less Collection Account Top-Ups ((iii) and (x)above)   (171,998,162.00)
                                                          ===============
                                                            47,122,928.08
                                                          ===============
================================================================================
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
(iv) PAYMENT ON THE CERTIFICATES

--------------------------------------------------------------------------------- -----------------------------------------------
(a)  FLOATING RATE CERTIFICATES                            A-4             A-6             A-7             A-8         Class B
     Applicable LIBOR                                    5.64063%        5.64063%        5.64063%        5.64063%        5.64063%
     Applicable Margin                                   0.62000%        0.34000%        0.26000%        0.37500%        0.75000%
     Applicable Interest Rate                            6.26063%        5.98063%        5.90063%        6.01563%        6.39063%
     Interest Amount Payable                         1,008,657.06    3,842,755.19    2,614,306.90    3,392,146.92    1,652,787.96
     Step Up Interest Amount                                 0.00            0.00            0.00            0.00            0.00

     Opening Principal Balance                     200,000,000.00  797,627,806.36  550,000,000.00  700,000,000.00  321,053,915.51
     Minimum Principal Payment Amount                        0.00            0.00            0.00            0.00    1,058,371.30
     Adjusted Principal Payment Amount                       0.00            0.00            0.00            0.00            0.00
     Supplemental Principal Payment Amount                   0.00    7,353,241.08            0.00            0.00            0.00
     Total Principal Distribution Amount                     0.00    7,353,241.08            0.00            0.00    1,058,371.30
     Redemption Amount
      - amount allocable to principal                        0.00            0.00            0.00            0.00            0.00
      - premium allocable to premium                         0.00            0.00            0.00            0.00            0.00
                                                   ------------------------------------------------------------------------------
     Outstanding Principal Balance (Sept 15, 1998) 200,000,000.00  790,274,565.28  550,000,000.00  700,000,000.00  319,995,544.21
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
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(b)  FIXED RATE CERTIFICATES                                Class C           Class D
     Applicable Interest Rate                                  8.1500%          10.8750%
     Interest Amount Payable                              2,522,170.31      3,625,000.00

     Opening Principal Balance                          371,362,500.00    400,000,000.00
     Scheduled Principal Payment Amount                     937,500.00              0.00
     Redemption Amount
      - amount allocable to principal                             0.00              0.00
      - amount allocable to premium                               0.00              0.00
     Actual Pool Factor                                      0.9878000         1.0000000
                                                        --------------------------------
     Outstanding Principal Balance (Sept 15, 1998)      370,425,000.00    400,000,000.00
----------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                                 n/a               n/a
  in the event of a partial redemption
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
(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
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                                          A-4               A-6              A-7               A-8            Class B
     Applicable LIBOR                 5.58984%          5.58984%         5.58984%          5.58984%           5.58984%
     Applicable Margin                0.62000%          0.34000%         0.26000%          0.37500%           0.75000%
     Applicable Interest Rate         6.20984%          5.92984%         5.84984%          5.96484%           6.33984%
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
(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

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(a)  FLOATING RATE CERTIFICATES

                                                    A-4               A-6              A-7               A-8            Class B
     Opening Principal Amount                  2,000.00          7,976.28         5,500.00          7,000.00           3,210.54
     Total Principal Payments                      0.00             73.53             0.00              0.00              10.58
                                             ----------------------------------------------------------------------------------
     Closing Outstanding Principal Balance     2,000.00          7,902.75         5,500.00          7,000.00           3,199.96

     Total Interest                               10.09             38.43            26.14             33.92              16.53
     Total Premium                                 0.00              0.00             0.00              0.00               0.00
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
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(b)  FIXED RATE CERTIFICATES
                                          Class C          Class D
     Opening Principal Amount             3,713.63         4,000.00
     Total Principal Payments                 9.38             0.00
                                         --------------------------
     Outstanding Principal Balance        3,704.25         4,000.00

     Total Interest                          25.22            36.25
     Total Premium                            0.00             0.00
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